UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of principal executive office)	(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

On June 10, 2009, CB Richard Ellis Group, Inc. (the “Company”) issued a press release announcing it has reached an agreement to sell in a direct placement 13,440,860 shares of its Class A common stock for gross proceeds of approximately $100.0 million, to Paulson & Co. Inc. on behalf of several of its investment funds and accounts managed by it. In addition, the Company intends to sell shares of its Class A common stock, having an aggregate offering price of up to $50.0 million, from time to time, pursuant to an at-the-market offering program through J.P. Morgan Securities Inc. as sales agent and/or principal. These offerings of Class A common stock through this program will be made pursuant to a registration statement a Registration Statement on Form S-3 (the “Registration Statement”) (SEC File No. 333-155269) filed with the Securities and Exchange Commission (“SEC”) on November 10, 2008, the base prospectus filed with the SEC on November 10, 2008 and a prospectus supplement to be filed with the SEC as of the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated June 10, 2009, of CB Richard Ellis Group, Inc. entitled “CB Richard Ellis Group, Inc. Announces $100 Million Common Stock Sale to Paulson & Co., Inc. and Launches At-The-Market Public Stock Offering of up to $50 Million.”

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, the proposed sale of Common Stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in CB Richard Ellis Group, Inc.’s filings with the SEC. Any forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable securities laws, CB Richard Ellis Group, Inc. expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If CB Richard Ellis Group, Inc. does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to CB Richard Ellis Group Inc.’s business in general, please refer to its SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ Robert E. Sulentic
Robert E. Sulentic
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 10, 2009, of CB Richard Ellis Group, Inc. entitled “CB Richard Ellis Group, Inc. Announces $100 Million Common Stock Sale to Paulson & Co., Inc. and Launches At-The-Market Public Stock Offering of up to $50 Million.”